--------------------------------------------------------------------------------

                                KEYSTONE AMERICA
                                 FAMILY OF FUNDS
                                    [diamond}
                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                              Florida Tax Free Fund
                              Fund for Total Return
                              Fund of the Americas
                            Global Opportunities Fund
                      Global Resources and Development Fund
                           Government Securities Fund
                       Hartwell Emerging Growth Fund, Inc.
                           Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                              Strategic Income Fund
                              Tax Free Income Fund
                                 World Bond Fund

--------------------------------------------------------------------------------

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121


FOA-R-12/96
13.4M


--------------------------------------------------------------------------------

                                    KEYSTONE

                                 [PHOTO OF MAP]

                                   FUND OF THE
                                    AMERICAS

--------------------------------------------------------------------------------



                                 [KEYSTONE LOGO]

                                  ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
---------------------------------
Keystone Fund of the Americas
Seeks long-term growth of capital by investing in equity and fixed-income securities of North America and Latin America.

Dear Shareholder:

We are pleased to report to you on activities of Keystone Fund of the Americas for the fiscal year which ended October 31, 1996.

Performance

For the twelve-month period which ended October 31, 1996, your Fund successfully met its objective of growth of capital with the following investment returns:

  Class A shares returned 16.74%.

  Class B shares returned 15.82%.

  Class C shares returned 15.80%.

  The Funds' positive performance reflected the strong market conditions in the Americas during the period. Your Fund outperformed the average return of mutual funds in the Global category according to Lipper Analytical Services, which was 14.93% for the period.(1) The Morgan Stanley Capital International World Index (MSCIWI) returned 16.31% for the period. MSCI is an unmanaged index and it is not necessarily comprised of the same securities in which your Fund invests.

  Throughout most of the fiscal year, your Fund employed a conservative approach to investing in the Americas, seeking to protect the portfolio from extreme price fluctuations.

Change of investment strategy

The Trustees of Keystone Fund of the Americas unanimously agreed to modify the investment strategy of your Fund effective September 24, 1996. The strategy was changed to emphasize the Fund's commitment to investing in Latin American securities.

  Under the new mandate your Fund will concentrate its investments primarily in Latin American equity markets. As much as 80% and not less than 65% of total assets will be invested in Latin American equities. In order to retain its ability to reduce market risk through diversification, your Fund will invest at least 20% of its assets in equity securities issued in the United States. When appropriate, your Fund may invest a portion of assets in fixed-income securities issued by Latin American or North American companies or governments.

Reaching for new opportunities

We believe the revised strategy will give your Fund more flexibility to participate in the strong potential for long-term growth that we see in Latin America. Moreover, we think the new strategy will make it easier to evaluate your Fund's performance against industry benchmarks.

  Please remember that along with the high potential for long-term growth, your Fund might experience greater short-term price fluctuations. We encourage you to talk to your financial adviser to ensure that your overall portfolio provides adequate protection from the inevitable downturns for which every investor needs to be prepared.


------
(1) Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. The average return of the 177 funds in the Global Equity category was 14.93% for the twelve months which ended 10/31/96. Keystone Fund of the Americas has been operating since 1/1/93. Therefore, five- and ten-year performance comparisons versus the Lipper averages are not applicable. Performance is based on total return which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.
                                                      (continued on next page)

PAGE 2
---------------------------------
Keystone Fund of the Americas

Looking ahead

We think the markets in the United States and Latin America are well positioned for another successful year. In Latin America, the countries continue to demonstrate the resolve to become global players. We believe their efforts to privatize and deregulate state-owned institutions, to tame inflation and reduce budget deficits will continue to create economic growth and enhance the long-term growth potential for their securities markets.

  In the United States, the economy is in the sixth year of expansion and the economic fundamentals continue to be favorable. The U.S. stock market set record highs in 1995 and 1996. We expect that the market will return closer to historic levels in 1997.

  We think there is a great deal of momentum in global markets that's feeding the upward trend in the equity markets. Emerging countries in Latin America, Asia and Europe are creating unprecedented demand for new technology, modern infrastructure, products and services. The United States has been gearing up during the past decade to meet the demand competitively, by streamlining its economic systems and corporations. Countries across the economic spectrum are following that trend. We believe that your Fund is well positioned to benefit from these positive developments.

Introducing the new portfolio managers

Antonio T. Docal, Vice President and Portfolio Manager, and Francis X. Claro, Vice President and Portfolio Manager, assumed responsibilities as co-portfolio managers of Keystone Fund of the Americas, on October 1, 1996. The new portfolio managers are experienced members of the Keystone international team. As analysts for the Latin American equity markets, they are experts on the region and are thoroughly familiar with your Fund's investments. They are uniquely equipped to maintain the continuity of management that's important to your Fund's continued success.

  Messrs. Docal and Claro will continue to work closely with Gilman Gunn, Senior Vice President and head of Keystone's international investment team, who managed the Fund until October 1. Maureen Cullinane will continue to oversee the U.S. equity portion of the portfolio.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages $30 billion in 70 mutual funds. Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund. Other services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  The past several months have been a time of dynamic change at Keystone Investments. We appreciate the opportunity to share our news with you and thank you for your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

PAGE 3
---------------------------------

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

December 1996


                                [PHOTO OF                       [PHOTO OF
                            ALBERT H. ELFNER, III]          GEORGE S. BISSELL]




                            Albert H. Elfner, III           George S. Bissell



--------------------------------------------------------------------------------
Keystone Investment Insight Line for Shareholders

You can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear Keystone portfolio managers discuss their latest strategies. You can also listen to Keystone's overall market outlook from James McCall, Chief Investment Officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

       Keystone Investment Insight Line        1-800-346-3858, Press 2

[GRAPHIC OF TELEPHONE]
--------------------------------------------------------------------------------

PAGE 4
---------------------------------
Keystone Fund of the Americas


                              A Discussion With
                              Your Fund Managers


                               [PHOTO OF MEETING]


     Antonio Docal is Co-Portfolio Manager of Keystone Fund of the Americas. An investment professional with a broad experience in international trade and mergers and acquisitions for the Latin American region, Mr. Docal has been a member of Keystone's international team since 1994. He received a B.A. from Trinity College, and an MSM from the Sloan School of Management, M.I.T. Spanish is his first language and he has lived in
                              Mexico and Colombia.

     Francis Claro is Co-Portfolio Manager of Keystone Fund of the Americas. His unique qualifications include senior-level responsibilities for private equity and debt investments, as well as management consulting work in Latin America, and acquisition work for major international corporations. Mr. Claro has been a member of Keystone's international team since 1994.
         He holds a Bachelor degree in Business from ESADE in Barcelona,
       Spain, an M.Sc. from the London School of Economics, and an M.B.A.
        from Harvard Business School. Spanish and Catalan are his primary languages and he is also fluent in Portuguese and conversant in French.
        Your Fund's investment team also includes Maureen Cullinane, who oversees the U.S. equity portion of the portfolio.

Q   What is your vision of the Fund's investments under the revised strategy?

A Our overall goal is to fully participate in the great potential for long-term growth that we see in Latin America. To do that, we plan to focus on Latin American equities and target companies that we think are well positioned to grow along with the rest of their economies. These may be large companies that are being privatized or restructured, or smaller companies that we think can grow into industry leaders.

Q   What was the overall investment climate for the equity markets in the
Americas during the past fiscal year?

A In general, the equity markets were stronger than expected, both in the United States and Latin America during the twelve-month period which ended October 31, 1996. In the U.S., stocks experienced significant volatility in the first seven months of 1996 due to the fears that the economy was overheating and inflation was rearing its head, but investors' confidence returned in the second half and the stock market closed the period with a record-breaking performance.

  Latin America generated success stories of its own, led by Brazil, Mexico and Venezuela. Brazil was a positive surprise, exceeding our already strong expectations. Mexico made an impressive turnaround, managing to revive its economy and restore stability to the peso in less than two years. The successes of those Latin American countries clearly reflected the region's potential to be a serious player in the global economy and a good place for foreign investment.

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks long-term growth of capital by investing in equity and fixed-income securities of North America and Latin America.
Commencement of investment operations: November 1, 1993
Number of countries: 7
Net assets: $98.8 million
Newspaper listing: "FndAm"
--------------------------------------------------------------------------------

PAGE 5
---------------------------------


Geographic Diversification
as of October 31, 1996

Common and
Preferred Stocks

U.S.                                                         NORTH AMERICA
21.6% -------------------------------------------------------------- 21.6%

Mexico
20.9% ----------------------   [GRAPHIC

Colombia                                                     LATIN AMERICA
3.7% --------------------------    OF     -------------------------- 77.8%

Peru                                                                Brazil
5.0% -------------------------    MAP]     ------------------------- 39.5%

Chile                                                            Argentina
3.9% -------------------------              ------------------------- 4.8%

(percentage of net assets)

Other investments totaled 0.6% and included foreign currency, foreign-denominated fixed-income and other assets and liabilities.



Q   How would you describe the key factors behind the positive environment in
Latin America?

A The two most important contributors were improving economies and favorable political and regulatory environments. Latin American countries have waged a war on inflation and they have been winning. Low inflation translates to higher purchasing power for consumers, more demand for durable goods, a better standard of living and lower interest rates. These are, in our view, very favorable investment conditions. We also saw major privatization efforts, which were beneficial to the markets. The cooperation of the International Monetary Fund and World Bank with local governments further aided economic and investment stability.

Q   How do you assess the Fund's performance?

A Overall, the Fund has performed well and met its objective of growth through equity and fixed-income investments.

  In October 1996 the Fund shifted its strategy to focus primarily on Latin American equities. That change occurred in the last month of the fiscal year and did not significantly affect the Fund's performance.

Q   What was the portfolio's asset allocation during the past fiscal year?

A At the beginning of the 1996 fiscal year, the Fund had 39.7% of assets in Latin American fixed-income securities and 60.3% of assets in equities, of which North America represented 18.2%. During the last month of the fiscal year, in preparation for the new investment strategy, we sold most of the Fund's fixed- income and Canadian holdings. At the end of October 1996, the Fund held 99.7% of total long-term holdings in equities led by Brazil, United States and Mexico.

Q   Brazil was the top-weighted country. Please explain why.

A We were able to capitalize on great opportunities in Brazil resulting from privatizations. Typically, the Brazilian government restructures the companies which are to be privatized and raises their tariffs to make these companies more competitive and profitable before their sell-off. Since many of those companies have portions of their equities in the stock exchange, we can buy stock of a company that is to be privatized and benefit from the

PAGE 6
---------------------------------
Keystone Fund of the Americas

Top 10 Holdings
as of October 31, 1996

                                                                   Percentage of
                                            Industry               net assets
--------------------------------------------------------------------------------
Banco Bradesco (Brazil)                     Banking                4.7
--------------------------------------------------------------------------------
Companhia Cervejaria Brahma S.A.
 (Brazil)                                   Beverages & Tobacco    4.6
--------------------------------------------------------------------------------
Companhia Petroleo Brasiliero, S.A.
 (Brazil)                                   Oil Services           4.3
--------------------------------------------------------------------------------
Banco Itau (Brazil)                         Banking                4.0
--------------------------------------------------------------------------------
General Electric (U.S.)                     Electrical             4.0
--------------------------------------------------------------------------------
Telebras (Brazil)                           Telecommunications     4.0
--------------------------------------------------------------------------------
Vale de Rio Doce Navegacao S.A.
 (CVRD) (Brazil)                            Conglomerate           3.9
--------------------------------------------------------------------------------
Cemig Cia Energ MG (Brazil)                 Utilities              2.9
--------------------------------------------------------------------------------
Banco de Bogota (Colombia)                  Banking                2.7
--------------------------------------------------------------------------------
Bank of Boston Corp. (U.S.)                 Banking                2.7
--------------------------------------------------------------------------------

fact that the government is going to increase rates, cut costs and shed personnel. One such company was Telebras, a Brazilian telecommunications company, which gained 86% during the Fund's past fiscal year.

Q   What prompted the increase in Mexico's weighting from 1.8% of net total assets at October 31, 1995 to 20.9% at October 31, 1996?

A In Mexico we liked the higher-than-expected economic growth combined with declining inflation and interest rates. Companies there are restructuring and modernizing to become internationally competitive. We feel that Mexico has learned valuable lessons during the peso crisis in 1994 and has made important changes. For example, the government has successfully restructured its debt by issuing new obligations at longer maturities, on average 11 years. Part of the reason for the devaluation of the peso in 1994 was that Mexico had most of its debt in maturities of less than one year, so it was vulnerable to capital flight and lost its reserves in a matter of months. Longer maturities would allow the country to better withstand an economic crisis in the future.

Q   Do you have concerns about economic and political stability in Mexico?

A We are always vigilant, as we are with all emerging economies. Overall, we think Mexico has the resolve to stay the course of fiscal tightening and economic growth. However, these are processes that can take years to take root and we are well prepared to react to any challenge along the way.

Q   What were your favorite industry sectors?

A They varied by country. For example, in Brazil we favored telecommunications, utilities and oil services. These sectors benefitted from high demand, privatization and increased tariffs. We also liked the banking sector. In general, Latin America's banking sector is still underserved, especially in the consumer area, so we see demand and growth increasing. A Colombian bank was one of our top ten holdings at the close of the Fund's fiscal year. We also owned a couple of Mexican banks that, we believed, had large market shares and low funding costs. Another top holding was Bank of Boston, which has a major presence in Latin America.

Q   What type of companies do you select?

A We look for companies that have attractive valuations relative to their cashflow and earnings growth. We need to be convinced that the companies we buy have a clear dominance and/or competitive advantage in their business segments. We also target those corporations that in our view are well positioned to benefit from economic and political reforms in Latin America. For example, we have had a sizable position in Apasco, a cement company in Mexico. We invested in Apasco because of its attractive valuation. Moreover, we believed the stock would benefit from election-driven social programs, like new sidewalks and schools, as those projects require cement. Another example is Telebras, which we have mentioned. Telebras benefitted from increased tariffs in preparation for privatization of the telecommunication sector in Brazil.

PAGE 7
---------------------------------

Q What is your outlook for the international markets?

A We think this is going to be another good year for the Americas. The U.S. stock market seems to have enough momentum to produce another positive year and we see no immediate threat of inflation or higher interest rates.

  In Latin America we expect that our stock-picking opportunities will continue to be excellent thanks to political climates that are increasingly pro-business and pro-democracy. Valuations in the U.S. by some measures look stretched. We don't see that in Latin America. Companies there trade at very attractive valuations; at the same time their earnings are increasing tremendously. For example, Telebras' earnings increased over 200% through the third quarter of 1996 and its price to earnings ratio, despite the stock having more than doubled, came down from 14 in 1995 to 9 at the close of the past fiscal year.

Q   As the Fund's new portfolio managers, what is your closing message to the shareholders?

A Above all, we want to convey our enthusiasm for what we believe are uncommon investment opportunities in Latin America. Our confidence comes from knowledge and experience. We know Latin America. We travel to the region regularly. We visit companies. We talk to executives and government officials. We speak their language. We analyze every potential company from the bottom up, with the help of the experienced analysts in Keystone's International Research Department. Short- term fluctuations are inherent in international investing and we are always vigilant. We seek to reduce investment risk by doing extensive research and maintaining a broad diversification of countries, industries and individual companies.

                                    [diamond]
                        This column is intended to answer
               questions about your Fund. If you have a question,
                                please write to:
                     Evergreen Keystone Investment Services
                  Attn: Shareholder Communications, 22nd Floor
                        200 Berkeley Street, 22nd Floor,
                        Boston, Massachusetts 02116-5034.

PAGE 8
---------------------------------
Keystone Fund of the Americas

Your Fund's Performance

--------------------------------------------------------------------------------
Growth of an investment in
Keystone Fund of the Americas Class A

In Thousands

Total Value: $11,401

11/93    9425     9425
10/94    9943     10105
10/95    9293     9766
10/96    10490    11401

A $10,000 investment in Keystone Fund of the Americas Class A made on November 1, 1993 with all distributions reinvested was worth $11,401 on October 31, 1996. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------


Twelve-Month Performance as of October 31, 1996
=============================================================
                               Class A    Class B     Class C
Total returns*                  16.74%     15.82%      15.80%
Net asset value    10/31/95    $ 9.86     $ 9.76      $ 9.77
                   10/31/96    $11.13     $10.98      $10.99
Distributions                  $ 0.36     $ 0.31      $ 0.31
Capital gains                    None       None        None

* Before deducting sales charge.


Historical Record as of October 31, 1996
====================================================================
Cumulative Total Returns          Class A      Class B       Class C
1-year w/o sales charge            16.74%       15.82%        15.80%
1-year                             10.03%       11.82%        15.80%
Life of Class                      14.01%       15.38%        18.49%
Average Annual Returns            Class A      Class B       Class C
1-year w/o sales charge            16.74%       15.82%        15.80%
1-year                             10.03%       11.82%        15.80%
Life of Class                       4.47%        4.89%         5.82%



Class A, Class B, and Class C shares were introduced on November 1, 1993.

  Class A performance is reported at the current maximum front-end sales charge of 5.75%.

  Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C share performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance for each class will differ.

  You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 9
---------------------------------


Growth of an Investment

--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment in Keystone Fund of the Americas, the Standard & Poor's 500 Index and the Morgan Stanley Capital International World Index.

In Thousands      November 1, 1993 through October 1996

    Average Annual Total Return
    ---------------------------
            1 Year     Life of Class
Class A     10.03%         4.47%
Class B     11.82%         4.89%
Class C     15.80%         5.82%


         Class A  Class B  Class C  S&P 500  MSCIWI
11/93     9425    10000    10000    10000    10000
10/94    10105    10648    10658    10387    10768
10/95     9766    10222    10232    13134    11789
10/96    11401    11538    11849    16297    13711


S&P 500  MSCIWI   Class C  Class A  Class B
$16,297  $13,711  $11,849  $11,401  $11,538

Past performance is no guarantee of future results. The performance of each Class may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Standard & Poor's 500 Index and the MSCIWI Index are from October 31, 1993.
--------------------------------------------------------------------------------

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Fund of the Americas

The Fund seeks long-term growth of capital by investing in equity and debt securities in Latin America, the United States, and Canada. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Morgan Stanley Capital International
World Index (MSCIWI)

The MSCIWI measures performance for a diverse range of global stock markets. The foundation of the Morgan Stanley Capital International Index (MSCI) is the database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI Indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to well known investment indexes over a long period.

  Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 10
---------------------------------
Keystone Fund of the Americas

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 11
---------------------------------

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 12
---------------------------------
Keystone Fund of the Americas

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS (67.5%)
ARGENTINA (4.7%)
Automotive (0.9%)
CIADEA S.A.                                             191,400     $  857,558
--------------------------------------------------------------------------------
Beverages & Tobacco (0.9%)
Nobleza Piccardo                                        209,143        732,074
Quilmes Industrial, ADR                                  11,000        111,375
--------------------------------------------------------------------------------
                                                                       843,449
--------------------------------------------------------------------------------
Energy Sources (2.3%)
Astra CIA                                               129,880        233,807
Perez Companc S.A.                                      188,650      1,198,047
Yacimientos Petroliferos Fiscales S.A. (YPF),
ADR                                                      38,900        884,975
--------------------------------------------------------------------------------
                                                                     2,316,829
--------------------------------------------------------------------------------
Finance (0.2%)
BCO Bradesco S.A., Class B                               18,000        180,018
--------------------------------------------------------------------------------
Utilities (0.4%)
Capex S.A.                                               18,100        131,238
Central Costarena, Class B                               91,800        288,281
--------------------------------------------------------------------------------
                                                                       419,519
--------------------------------------------------------------------------------
TOTAL ARGENTINA                                                      4,617,373
--------------------------------------------------------------------------------
BRAZIL (7.7%)
Metals & Mining (0.9%)
Cofap Cia Fab Peca                                       58,000        451,625
Companhia Sidurgica Nacional                         19,800,000        491,435
--------------------------------------------------------------------------------
                                                                       943,060
--------------------------------------------------------------------------------
Telecommunications (4.5%)
Telesponsora Telefonos Sao Paulo                        158,567         27,009
Telemig Telefonos Minas                                  41,865          5,012
Telebras, ADR                                            53,500      3,985,750
Telebras Communications                               7,600,000        463,072
--------------------------------------------------------------------------------
                                                                     4,480,843
--------------------------------------------------------------------------------
Utilities (2.3%)
Eletrobras                                            5,600,000      1,738,758
Light Serv Elet S.A.                                  1,500,000        496,399
--------------------------------------------------------------------------------
                                                                     2,235,157
--------------------------------------------------------------------------------
TOTAL BRAZIL                                                         7,659,060
--------------------------------------------------------------------------------
CHILE (3.9%)
Business/Public Services (0.4%)
A.F.P. Habitat S.A.                                   1,900,000     $  379,684
--------------------------------------------------------------------------------
Construction & Housing (0.3%)
Maderas Y Sinteticos S.A., ADR                           20,200        287,850
--------------------------------------------------------------------------------
Financial Services (0.2%)
A.F.P. Provida S.A.                                      10,662        239,695
--------------------------------------------------------------------------------
Forest Products (1.2%)
Compania Manufacturera de Papeles y Cartones
S.A.                                                     91,254      1,146,238
--------------------------------------------------------------------------------
Gold Mines (0.1%)
Antofagasta                                             245,750        116,693
--------------------------------------------------------------------------------
Industrial Components (0.6%)
Madeco                                                  159,968        369,523
Madeco S.A., ADR                                          7,600        182,400
--------------------------------------------------------------------------------
                                                                       551,923
--------------------------------------------------------------------------------
Utilities (1.1%)
Enersis S.A., ADR                                        37,350      1,097,156
--------------------------------------------------------------------------------
TOTAL CHILE                                                          3,819,239
--------------------------------------------------------------------------------
COLOMBIA (3.7%)
Banking (2.7%)
Banco de Bogota                                         443,040      2,702,544
--------------------------------------------------------------------------------
Beverage & Tobacco (0.8%)
Bavaria                                                 104,769        428,400
Coltobaco                                               129,000        387,000
--------------------------------------------------------------------------------
                                                                       815,400
--------------------------------------------------------------------------------
Food/Household Products (0.2%)
Cia Nacional Chocolates                                  18,909        158,836
--------------------------------------------------------------------------------
TOTAL COLOMBIA                                                       3,676,780
--------------------------------------------------------------------------------
MEXICO (20.9%)
Building Materials (3.9%)
Apasco                                                  296,900      1,810,028
Grupo Cementos Chihuahua                                860,000        962,986
Tubos de Acero S.A., ADR                                 93,500      1,040,188
--------------------------------------------------------------------------------
                                                                     3,813,202
--------------------------------------------------------------------------------

PAGE 13
---------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
Banking (2.6%)
Grupo Financiero Banamex                                584,700     $ 1,236,691
Grupo Financiero Banorte                              1,316,000       1,322,959
--------------------------------------------------------------------------------
                                                                      2,559,650
--------------------------------------------------------------------------------
Beverages & Tobacco (2.4%)
Fomento Econ                                            522,600       1,586,493
Panamerican Beverages, Inc.,
Class A, ADR                                             17,000         741,625
--------------------------------------------------------------------------------
                                                                      2,328,118
--------------------------------------------------------------------------------
Broadcasting & Media (1.2%)
Grupo Television S.A. de CV, ADR                         46,200       1,212,750
--------------------------------------------------------------------------------
Conglomerates (2.4%)
Desc S.A. de CV, Class C, ADR (a)                        67,200       1,293,600
Grupo Carso                                             249,000       1,130,762
--------------------------------------------------------------------------------
                                                                      2,424,362
--------------------------------------------------------------------------------
Construction (1.4%)
Bufete Industrial                                       119,300         642,699
GEO                                                     157,800         706,787
--------------------------------------------------------------------------------
                                                                      1,349,486
--------------------------------------------------------------------------------
Food/Household Products (1.8%)
Grupo Ind Maseca                                        423,300         515,070
Grupo Ind Bimbo                                         140,000         695,863
Tablex S.A. de C.V.                                     264,400         616,467
--------------------------------------------------------------------------------
                                                                      1,827,400
--------------------------------------------------------------------------------
Metals & Mining (1.5%)
Industrias Penoles S.A. de C.V.                         372,000       1,476,429
--------------------------------------------------------------------------------
Forest Products/Paper (1.8%)
Empaques Ponderosa S.A. de C.V., Series B (a)           720,000         313,530
Kimberly Clark                                           79,000       1,523,484
--------------------------------------------------------------------------------
                                                                      1,837,014
--------------------------------------------------------------------------------
Industrial Components (0.7%)
Hylsamex S.A. de CV, ADR (c)                             31,500         683,811
--------------------------------------------------------------------------------
Retail (0.7%)
Cifra S.A. de C.V.                                      550,000         703,453
--------------------------------------------------------------------------------
Transportation (0.5%)
Transportacion Maritima, ADR                             68,400     $   478,800
--------------------------------------------------------------------------------
TOTAL MEXICO                                                         20,694,475
--------------------------------------------------------------------------------
PERU (5.0%)
Beverages & Tobacco (2.5%)
Cerveceria Backus & Johnston Corp.                    1,144,648       1,153,298
Credicorp, ADR                                           72,398       1,266,965
--------------------------------------------------------------------------------
                                                                      2,420,263
--------------------------------------------------------------------------------
Gold Mining (1.8%)
Minas Buenaventura, Class A                             184,342       1,430,874
Minas Buenaventura                                       45,610         387,080
--------------------------------------------------------------------------------
                                                                      1,817,954
--------------------------------------------------------------------------------
Machinery & Engineering (0.2%)
Ferreyos S.A.                                           208,505         205,233
--------------------------------------------------------------------------------
Real Estate (0.3%)
Inversiones Centen                                      419,686         258,594
--------------------------------------------------------------------------------
Telecommunications (0.2%)
Compania Telefonica Del Peru                              5,600         236,600
--------------------------------------------------------------------------------
TOTAL PERU                                                            4,938,644
--------------------------------------------------------------------------------
UNITED STATES (21.6%)
Automotive (1.0%)
Goodyear Tire & Rubber                                   22,000       1,009,250
--------------------------------------------------------------------------------
Banking (2.6%)
Bank of Boston Corp.                                     41,000       2,624,000
--------------------------------------------------------------------------------
Beverages/Tobacco (1.0% )
Philip Morris Companies, Inc.                            11,000       1,018,875
--------------------------------------------------------------------------------
Business Services (1.9%)
CUC International, Inc. (a)                              75,000       1,837,500
--------------------------------------------------------------------------------
Chemicals (2.0%)
E.I DuPont DeNemours & Co.                               21,000       1,947,750
--------------------------------------------------------------------------------
Computer Software (2.3%)
Microsoft Corporation (a)                                16,500       2,265,656
--------------------------------------------------------------------------------

                                                      (continued on next page)

PAGE 14
---------------------------------
Keystone Fund of the Americas

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
Electrical (4.0%)
General Electric Co.                                      41,000    $ 3,966,750
--------------------------------------------------------------------------------
Electronic Components (2.4%)
EMC Corp. (a)                                             90,000      2,362,500
--------------------------------------------------------------------------------
Health & Personal Care (1.4%)
Johnson & Johnson                                         28,000      1,379,000
--------------------------------------------------------------------------------
Machinery (1.4%)
Caterpillar, Inc.                                         20,000      1,372,500
--------------------------------------------------------------------------------
Oil Services (1.6%)
BJ Services Co. (a)                                       35,000      1,570,625
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                  21,354,406
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost--$59,858,185)                              66,759,977
--------------------------------------------------------------------------------
PREFERRED STOCKS (31.9%)
ARGENTINA (0.1%)
Beverages & Tobacco (0.1%)
Quilmes Industrial, ADR                                    5,500         57,750
--------------------------------------------------------------------------------
BRAZIL (31.8%)
Banking (10.1%)
Banco Bradesco                                       548,060,313      4,672,969
Banco Itau                                             9,122,100      3,951,075
Unibanco                                              48,620,000      1,348,715
--------------------------------------------------------------------------------
                                                                      9,972,759
--------------------------------------------------------------------------------
Beverages & Tobacco (4.6%)
Companhia Cervejaria Brahma S.A.                       7,371,235      4,555,902
--------------------------------------------------------------------------------
Broadcasting (0.9%)
Telesponsora Television Sao Paolo                      4,700,000        860,035
--------------------------------------------------------------------------------
Conglomerate (3.9%)
Vale do Rio Doce Navegacao S.A. (CVRD)                   187,800      3,893,459
--------------------------------------------------------------------------------
Food/Household Products (0.5%)
Ceval Alimentos S.A.                                  55,600,000        522,231
--------------------------------------------------------------------------------
Forest Products (0.7%)
Papeles Nacionales, GDR                                   99,500    $   696,500
--------------------------------------------------------------------------------
Industrial Components (0.7%)
Freios Varga S.A.                                      5,950,000        283,775
OSA Organization (a)                                  49,900,000        364,269
--------------------------------------------------------------------------------
                                                                        648,044
--------------------------------------------------------------------------------
Oil Services (4.3%)
Companhia Petroleo Brasiliero S.A.                    33,000,000      4,271,949
--------------------------------------------------------------------------------
Metals & Mining (1.2%)
Caemi Min (a)                                         15,000,000        919,797
Usiminas                                             248,000,000        260,696
--------------------------------------------------------------------------------
                                                                      1,180,493
--------------------------------------------------------------------------------
Retail (0.2%)
Casa Anglo Brasiliero S.A.                             4,500,000        192,719
--------------------------------------------------------------------------------
Telecommunications (1.1%)
Ericsson Telecommunications S.A.                      14,000,000        208,487
Telemig S.A.                                           4,300,000        480,056
Telepar Tel Parana                                       759,000        346,478
--------------------------------------------------------------------------------
                                                                      1,035,021
--------------------------------------------------------------------------------
Textiles & Apparel (0.6%)
Coteminas S.A.                                         1,802,000        605,110
--------------------------------------------------------------------------------
Utilities (3.0%)
Cemig Cia Energ MG                                    90,500,000      2,880,426
Iven S.A. (a)                                            200,000        100,253
--------------------------------------------------------------------------------
                                                                      2,980,679
--------------------------------------------------------------------------------
TOTAL BRAZIL                                                         31,414,901
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost--$27,135,217)                           31,472,651
--------------------------------------------------------------------------------
TOTAL EQUITIES
(Cost--$86,993,402)                                                  98,232,628
--------------------------------------------------------------------------------

PAGE 15
---------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996

                                            Interest     Maturity       Par         Market
                                              Rate         Date        Value        Value
--------------------------------------------------------------------------------------------
FOREIGN DENOMINATED FIXED INCOME (0.3%)
BRAZIL
Merchandising (0.3%)
Mesbla S.A. (b)                              13.250%    11/01/1996    200,000    $   301,127
--------------------------------------------------------------------------------------------
TOTAL FOREIGN DENOMINATED FIXED INCOME (Cost--$214,460)                              301,127
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $87,207,862) (D)                                          98,533,755
FOREIGN CURRENCY HOLDINGS (COST $8,631) (0.0%) (B)                                     8,459
OTHER ASSETS AND LIABILITIES--NET (0.3%)                                             296,947
--------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                $98,839,161
--------------------------------------------------------------------------------------------

(a) Non-income-producing securities.

(b) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) The cost of investments for federal income tax purposes is $87,556,498. Gross unrealized appreciation and depreciation of investments based on identified tax cost, at October 31, 1996 are as follows:
               Gross unrealized appreciation     $ 13,912,726
               Gross unrealized depreciation       (2,935,469)
                                                 ------------
               Net unrealized appreciation       $ 10,977,257
                                                 ============

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                   In        U.S. Value at
 Exchange                                       Exchange      October 31,        Unrealized
   Date                                        for U.S. $         1996          Depreciation
--------------------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts to Sell:

                       Contracts to Deliver
----------    -----------------------------    ----------    --------------    --------------
11/01/96      130,590   Brazilian Real          $127,008        $127,107            ($99)

See Notes to Financial Statements.

PAGE 16
---------------------------------
Keystone Fund of the Americas


FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                    Year Ended October 31,
                                               --------------------------------
                                                1996        1995        1994
--------------------------------------------------------------------------------
Net asset value beginning of year              $  9.86     $ 10.55     $ 10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income                            0.39        0.44        0.21
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  related transactions                            1.24       (0.81)       0.50
--------------------------------------------------------------------------------
   Total from investment operations               1.63       (0.37)       0.71
--------------------------------------------------------------------------------
Less distributions from
 Net investment income                           (0.31)      (0.30)      (0.10)
 In excess of net investment income              (0.05)       0.00       (0.01)
 Net realized gain on investments                 0.00       (0.02)      (0.05)
--------------------------------------------------------------------------------
   Total distributions                           (0.36)      (0.32)      (0.16)
--------------------------------------------------------------------------------
Net asset value end of year                    $ 11.13     $  9.86     $ 10.55
--------------------------------------------------------------------------------
Total return (a)                                 16.74%      (3.35%)      7.21%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   1.83%(b)    1.86%(b)    1.79%
 Net investment income                            3.05%       4.02%       2.45%
Portfolio turnover rate                            112%         57%        104%
Average commission rate paid                   $0.0005         N/A         N/A
--------------------------------------------------------------------------------
Net assets, end of year (thousands)            $11,021     $14,333     $23,880
--------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.81% and 1.84% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 17
---------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                    Year Ended October 31,
                                               ---------------------------------
                                                1996        1995         1994
--------------------------------------------------------------------------------
Net asset value beginning of year              $  9.76     $ 10.49     $  10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income                            0.23        0.32         0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  related transactions                            1.30       (0.75)        0.50
--------------------------------------------------------------------------------
   Total from investment operations               1.53       (0.43)        0.64
--------------------------------------------------------------------------------
Less distributions from
 Net investment income                           (0.27)      (0.28)       (0.09)
 In excess of net investment income              (0.04)       0.00        (0.01)
 Net realized gain on investments                 0.00       (0.02)       (0.05)
--------------------------------------------------------------------------------
   Total distributions                           (0.31)      (0.30)       (0.15)
--------------------------------------------------------------------------------
Net asset value end of year                    $ 10.98     $  9.76     $  10.49
--------------------------------------------------------------------------------
Total return (a)                                 15.82%      (4.00%)       6.48%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   2.59%(b)    2.61%(b)     2.54%
 Net investment income                            2.30%       3.27%        1.70%
Portfolio turnover rate                            112%         57%         104%
Average commission rate paid                   $0.0005         N/A          N/A
--------------------------------------------------------------------------------
Net assets, end of year (thousands)            $79,026     $97,165     $148,769
--------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.58% and 2.59% for the years ended October 31, 1996 and 1995, respectively.

PAGE 18
---------------------------------
Keystone Fund of the Americas


FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                    Year Ended October 31,
                                               --------------------------------
                                                1996        1995        1994
--------------------------------------------------------------------------------
Net asset value beginning of year              $  9.77     $ 10.50     $ 10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income                            0.23        0.32        0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  related transactions                            1.30       (0.75)       0.51
--------------------------------------------------------------------------------
   Total from investment operations               1.53       (0.43)       0.65
--------------------------------------------------------------------------------
Less distributions from
 Net investment income                           (0.27)      (0.28)      (0.09)
 In excess of net investment income              (0.04)       0.00       (0.01)
 Net realized gain on investments                 0.00       (0.02)      (0.05)
--------------------------------------------------------------------------------
   Total distributions                           (0.31)      (0.30)      (0.15)
--------------------------------------------------------------------------------
Net asset value end of year                    $ 10.99     $  9.77     $ 10.50
--------------------------------------------------------------------------------
Total return (a)                                 15.80%      (4.00%)      6.58%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   2.59%(b)    2.61%(b)    2.54%
 Net investment income                            2.26%       3.27%       1.74%
Portfolio turnover rate                            112%         57%        104%
Average commission rate paid                   $0.0005         N/A         N/A
--------------------------------------------------------------------------------
Net assets, end of year (thousands)            $ 8,791     $11,242     $17,740
--------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.58% and 2.59% for the years ended October 31, 1996 and 1995, respectively.

PAGE 19
---------------------------------


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

=========================================================================
Assets
Investments at market value (identified cost--
 $87,207,862)                                                $ 98,533,755
Foreign currency holdings (identified cost--$8,631)                 8,459
Cash                                                              318,898
 Receivable for:
  Fund shares sold                                                 36,107
  Investments sold                                                127,107
  Dividends and interest                                           55,386
 Prepaid expenses and other assets                                 23,297
-------------------------------------------------------------------------
   Total assets                                                99,103,009
-------------------------------------------------------------------------
Liabilities
 Payable for fund shares redeemed                                 153,581
 Foreign taxes to be withheld                                       1,822
 Unrealized depreciation on forward foreign currency
  exchange contracts                                                   99
 Other accrued expenses                                           108,346
-------------------------------------------------------------------------
   Total liabilities                                              263,848
-------------------------------------------------------------------------
Net assets                                                   $ 98,839,161
-------------------------------------------------------------------------
Net assets represented by (Note 3)
 Paid-in-capital                                             $101,961,769
 Undistributed net investment income                              993,649
 Accumulated realized loss on investment transactions         (15,441,649)
 Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions                                                 11,325,392
-------------------------------------------------------------------------
   Total net assets                                          $ 98,839,161
-------------------------------------------------------------------------
Net asset value
 Class A Shares
  Net assets of $11,021,492 / 990,646 shares
   outstanding                                               $      11.13
  Offering price per share ($11.13 / 0.9425) based
   on sales charge of 5.75% of the offering price at
  October 31, 1996)                                          $      11.81
 Class B Shares
  Net assets of $79,026,458 / 7,194,502 shares
   outstanding                                               $      10.98
 Class C Shares
  Net assets of $8,791,211 / 800,097 shares
   outstanding                                               $      10.99
-------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 1996

=====================================================================
Investment income
  Dividends (net of foreign  withholding
   tax of $314,909)                                       $ 2,047,132
  Interest                                                  3,354,642
---------------------------------------------------------------------
  Total income                                              5,401,774
---------------------------------------------------------------------
Expenses (Notes 4 and 5)
  Management fee                             $   831,618
  Transfer agent fees                            486,695
  Accounting                                      26,012
  Auditing and legal                              37,741
  Custodian fees                                 304,454
  Printing                                        16,399
  Trustees' fees and expenses                      7,305
  Amortization of organization expense             8,568
  Distribution Plan expenses                   1,010,670
  Registration fees                               36,888
  Miscellaneous expenses                          10,773
---------------------------------------------------------------------
     Total expenses                            2,777,123
     Less: Expenses paid indirectly
        (Note 6)                                 (15,891)
---------------------------------------------------------------------
  Net expenses                                              2,761,232
---------------------------------------------------------------------
  Net investment income                                     2,640,542
---------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (Note 3)
  Net realized gain on investments             9,467,805
  Net realized loss on foreign currency
   related transactions                       (3,512,696)
---------------------------------------------------------------------
  Net realized gain on investments and
   foreign currency related  transactions                   5,955,109
---------------------------------------------------------------------
  Net change in unrealized  appreciation
    or depreciation on investments and
    foreign currency related transactions                   7,956,482
---------------------------------------------------------------------
  Net realized and unrealized gain on
   investments and foreign currency
   related transactions                                    13,911,591
---------------------------------------------------------------------
  Net increase in net assets resulting
   from operations                                        $16,552,133
---------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 20
---------------------------------
Keystone Fund of the Americas


STATEMENTS OF CHANGES IN NET ASSETS

                                                              Year Ended October 31,
                                                          ------------------------------
                                                              1996             1995
=======================================================================================
Operations
 Net investment income                                    $  2,640,542     $  4,955,486
 Net realized gain (loss) on investments and foreign                        (12,645,021)
  currency related transactions                              5,955,109
 Net change in unrealized appreciation or depreciation
  on investments and foreign currency related
  transactions                                               7,956,482       (2,699,055)
---------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
  from operations                                           16,552,133      (10,388,590)
---------------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income
  Class A Shares                                              (361,523)        (539,452)
  Class B Shares                                            (2,175,018)      (3,268,145)
  Class C Shares                                              (231,347)        (389,267)
 In excess of net investment income
  Class A Shares                                               (61,278)               0
  Class B Shares                                              (368,664)               0
  Class C Shares                                               (39,213)               0
 Tax basis return of capital
  Class A Shares                                                     0          (36,708)
  Class B Shares                                                     0         (225,106)
  lass C Shares                                                      0          (26,989)
---------------------------------------------------------------------------------------
  Total distributions to shareholders                       (3,237,043)      (4,485,667)
---------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold
  Class A Shares                                             1,884,412        2,223,085
  Class B Shares                                             7,991,078        6,934,330
  Class C Shares                                               709,458        1,057,154
 Payments for shares redeemed
  Class A Shares                                            (7,167,407)     (10,485,266)
  Class B Shares                                           (39,001,039)     (49,897,788)
  Class C Shares                                            (4,499,957)      (6,568,724)
 Net asset value of shares issued in reinvestment of
  distributions
  Class A Shares                                               382,390          522,497
  Class B Shares                                             2,248,867        3,066,527
  Class C Shares                                               236,280          372,904
---------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital
  share transactions                                       (37,215,918)     (52,775,281)
---------------------------------------------------------------------------------------
    Total decrease in net assets                           (23,900,828)     (67,649,538)
---------------------------------------------------------------------------------------
 Net Assets
  Beginning of year                                        122,739,989      190,389,527
---------------------------------------------------------------------------------------
  End of year [including undistributed net investment
  income as follows:
  1996--$993,649 and 1995--$127,346]                      $ 98,839,161     $122,739,989
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 21
---------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Fund of the Americas (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's primary investment objective is long term growth of capital through investments in equity and fixed income securities of North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America.) As a secondary objective, the Fund seeks current income.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term investments with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency gains and losses generated by the Fund.

H. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

PAGE 23
---------------------------------

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                      Year ended October 31,
                    -------------------------
Class A                1996           1995
---------------------------------------------
Shares sold           176,782         228,352
Shares redeemed      (676,261)     (1,093,787)
Shares issued in
reinvestment of
distributions          36,036          55,264
---------------------------------------------
Net decrease         (463,443)       (810,171)
---------------------------------------------

Class B
-----------------------------------------------
Shares sold             765,039         722,537
Shares redeemed      (3,737,221)     (5,283,163)
Shares issued in
reinvestment of
distributions           215,054         326,301
-----------------------------------------------
Net decrease         (2,757,128)     (4,234,325)
-----------------------------------------------

Class C
------------------------------------------
Shares sold            66,448      108,457
Shares redeemed      (439,812)    (687,611)
Shares issued in
reinvestment of
distributions          22,570       39,672
------------------------------------------
Net decrease         (350,794)    (539,482)
------------------------------------------

(3.) Securities Transactions

As of October 31, 1996 the Fund had a capital loss carryover for federal income tax purposes of approximately $15,093,000 which expires as follows:
$1,651,000--2001 and $13,442,000--2002.

  Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the year ended October 31, 1996, were $118,952,106 and $141,637,439, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended October 31, 1996, the Fund paid $29,525 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended October 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $864,140 for Class B shares purchased before June 1, 1995 and $22,648 for Class B shares purchased on or after June 1, 1995. The Fund paid $94,357 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At October 31, 1996, total unpaid distribution costs were $7,003,825 for Class B shares purchased before June 1, 1995 and $171,095 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,178,844 at October 31, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.75% and decline to 0.45% per annum as net assets increase, to the average daily net asset value of the Fund.

  During the year ended October 31, 1996, the Fund paid or accrued $26,012 to Keystone for certain accounting services. The Fund paid or accrued $486,695 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $304,454 and received a credit of $15,891 pursuant to this expense offset arrangement, resulting in a net custody expense of $288,563. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of the required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

================================================================================
FEDERAL TAX STATUS--FISCAL 1996
DISTRIBUTIONS (Unaudited)

The per-share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

Class A Shares        Class B Shares       Class C Shares
---------------------------------------------------------
    Income                Income               Income
   Dividends            Dividends            Dividends
     $0.36                $0.31                $0.31

  In January of 1997, complete information on the calendar year 1996 distributions will be forwarded to you to assist you in completing your 1996 federal income tax return.

PAGE 25
---------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Fund of the Americas

We have audited the accompanying statement of assets and liabilities of Keystone Fund of the Americas, including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Fund of the Americas as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
November 29, 1996

PAGE 26
---------------------------------
Keystone Fund of the Americas

                               Keystone's Services
                               for Shareholders

    KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

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